UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021

SYSOREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55924	68-0319458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane Suite 175 Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-929-3871

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 8, 2021, Sysorex, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission in connection with the execution of that certain Membership Interest Purchase Agreement pursuant to which Down South Hosting, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company, agreed to purchase from BWP Holdings LLC, a New York limited liability company, a fifty percent (50%) membership interest in Up North Hosting LLC, a New York limited liability company (“UNH”) (such sale, the “Transaction”). As a result of the Transaction, UNH became an indirect wholly-owned subsidiary of the Company.

               This Current Report on Form 8-K/A is being filed to amend the Original Report to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K, which require the filing of such financial statements and financial information not later than 71 days after the date on which the Original Report was required to be filed pursuant to Item 2.01.

Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Explanatory Note” above is incorporated by reference into this Item 2.01. All disclosure under Item 1.01 in the Original Report is hereby incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited financial statements of UNH as of and for the year ended December 31, 2020, with the accompanying notes, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed financial statements of UNH for the nine months ended September 30, 2021 and 2020, with the accompanying notes, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of UNH for the year ended December 31, 2020 and as of and for the nine months ended September 30, 2021, with the accompanying notes, is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Friedman LLP
99.1	Audited Financial Statements of Up North Hosting LLC as of and for the year ended December 31, 2020.
99.2	Unaudited Condensed Financial Statements of Up North Hosting LLC for the nine months ended September 30, 2021 and 2020.
99.3	Unaudited pro forma combined financial information for the year ended December 31, 2020 and as of and for the nine months ended September 30, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2022	SYSOREX, INC.

	By:	/s/ Wayne Wasserberg
	Name:	Wayne Wasserberg
	Title:	Chief Executive Officer

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